Operating Asset Impairments	12 Months Ended
Dec. 31, 2012
Goodwill And Intangible Assets Disclosure [Abstract]
Operating Asset Impairments

Note 2—Operating Asset Impairments

For the quarter ended October 3, 2010, the Company recorded impairment charges totaling $21.4 million of which $8.6 million related to goodwill and $12.8 million related to other intangible assets.

The Company tests goodwill for impairment on an annual basis and between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of the Company’s single reporting unit below its carrying value. The Company issued financial guidance for the third quarter 2010 period and announced a company-wide restructuring to better align the Company’s overhead structure with lower expected revenues and subsequently experienced a sustained decline during the quarter ended October 3, 2010 in market capitalization. Based on these indicators of potential impairment, the Company completed an impairment analysis of its goodwill as of October 3, 2010.

The Company performed the first step of the two-step impairment test and compared the fair value of the Company as a single reporting unit to its carrying value. Consistent with the Company’s approach in its annual impairment testing, in assessing the fair value of the reporting unit, the Company considered both the market approach and income approach. Under the market approach, the fair value of the reporting unit is based on quoted stock price on the NASDAQ, the number of shares outstanding for the Company’s common stock and an estimated control premium. Under the income approach, the fair value of the reporting unit is based on the present value of estimated future cash flows. The income approach is dependent on a number of significant management assumptions including estimates of revenue and operating expenses, product penetration, growth and discount rates. Due to current market conditions and the number of significant assumptions required, the Company used the market approach. The market approach was lower, but both valuation approaches determined that the fair value was less than the carrying value of the net assets and, therefore, the Company performed step two of the impairment test.

In step two of the impairment test, the Company determined the implied fair value of the goodwill and compared it to the carrying value of the goodwill. The Company allocated the fair value of the reporting unit to all of its assets and liabilities as if the reporting unit had been acquired in a business combination and the fair value of the mainline reporting unit was the price paid to acquire the reporting unit. The Company determined fair value of the single reporting unit using discounted cash flows. The weighted average cost of capital used in the impairment was 25.4% with perpetual growth rate of 3%. The excess of the fair value of the reporting unit over the amounts assigned to its assets and liabilities is the implied fair value of goodwill. The Company’s step two analysis resulted in no implied fair value of goodwill, and therefore, the Company recognized an impairment charge of $8.6 million, representing a write off of the entire amount of the Company’s previously recorded goodwill.

In addition, as part of and in conjunction with the impairment test, the Company determined that the carrying values of certain intangible assets were less than their fair values. Accordingly, the Company recorded a non-cash intangible asset impairment charge of $12.8 million as of October 3, 2010. The fair value calculation that leads to the impairment of the existing technology and customer relationship intangibles of $10.3 million was determined using a discounted cash flow method. The weighted average cost of capital used in the impairment was 25.4% with no perpetual growth rate. The Company also impaired the remaining $2.5 million of IPR&D related to the gateway line of business under the Conexant BBA product line that was acquired in August 2009, since it was determined to have no alternative use and was therefore abandoned.

Information regarding the nonrecurring fair value measurements completed during the quarter ended October 3, 2010 was (in thousands):

		Fair Value Measurement Using*
	Fair Value as of Measurement Date	Level 1	Level 2	Level 3	Impairment Charge
Goodwill	$—	$—	$—	$—	$8,633

Existing technology	$3,834	$—	$—	$3,834	$4,927
Customer relationships	1,458	—	—	1,458	5,343
In-process research and development	1,435	—	—	1,435	2,475

	$6,727	$—	$—	$6,727	$12,745

*	Note 3—See Cash and Cash Equivalents, Investments and Fair Value Measurements for explanation of Levels 1, 2, and 3.

When the Company acquired the Conexant BBA product line in August 2009, it assigned a value of $4.9 million to IPR&D. IPR&D comprised effectively two projects that were in process as of the acquisition date. The two projects were next generation VDSL solutions, one for the access line of business and the other for the gateway line. After reviewing the two projects, it was determined that further development of the access project was not necessary for product development, had no alternative use and was abandoned. Accordingly, the Company recorded an operating asset impairment charge of $2.5 million for the year ended January 3, 2010.

No additional impairments were recorded during the fiscal years ended December 30, 2012 and January 1, 2012.

The changes in the carrying value of goodwill were as follows (in thousands):

Goodwill as of December 28, 2008	$—
Acquisition of BBA Product Line	8,633

Goodwill as of January 3, 2010	8,633
Impairment	(8,633)

Goodwill as of January 2, 2011 and January 1, 2012	$—